SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    May 21, 2003



                           THE BOMBAY COMPANY, INC.
            (Exact name of registrant as specified in its charter)




                                   Delaware
                (State or other jurisdiction of incorporation)


                   1-7832                              75-1475223
            (Commission File Number)      (I.R.S. Employer Identification No.)



         550 Bailey Avenue, Fort Worth, Texas             76107
        (Address of principal executive offices)      (Zip code)


                                (817) 347-8200
              Registrant's telephone number, including area code



         (Former name or former address, if changed since last report.)





Item 7.  Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit No.                       Description

     1 Press release dated May 21, 2003 containing the financial results for the fiscal quarter ended May 3, 2003.

Item 9.  Regulation FD Disclosure

   In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

   On May 21, 2003, The Bombay Company, Inc. (the "Company") issued a press release reporting its financial results for the first fiscal quarter ended May 3, 2003. A copy of the Company's press release is attached hereto as Exhibit
99. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.





                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)






                                        ____________________
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


Date:May 28, 2003